SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  February 8, 1996



                           OFFSHORE LOGISTICS, INC.
            (Exact name of registrant as specified in its charter)



     Delaware                   0-5232                     72-0679819
(State or other               (Commission                (IRS Employer
jurisdiction of               File Number)            Identification No.)
 incorporation)


224 Rue de Jean, P.O. Box 5-C, Lafayette Louisiana            70505
    (Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code:  (318) 233-1221



Item 5.          Other Events.

         On February 8, 1996, the Board of Directors of Offshore
Logistics, Inc. (the "Company") adopted various amendments to the Company's Bylaws and directed the restatement of the Company's Bylaws to reflect such amendments.


Item 7.          Exhibits.

(c)      Exhibits.

         (3)(7)  Amended and Restated Bylaws of Offshore Logistics, Inc.




                                SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OFFSHORE LOGISTICS, INC.
                                                 (Registrant)

                                          /s/ George M. Small
                                   By:___________________________________
                                              George M. Small
                                               Vice President
                                          and Chief Financial Officer

Date:    April 29, 1996



                                  EXHIBIT INDEX



  Exhibit

   3(7)      Amended and Restated Bylaws of Offshore Logistics, Inc.